Exhibit 99.1

Contacts:	Debbie O'Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+ 1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS RECORD FIRST QUARTER REVENUES OF $196 MILLION
Achieves 17 Percent Total Revenue Growth and 21 Percent GAAP Net Income Growth

•	Record first quarter total revenues of $196.0 million, up 17 percent year-over-year

•	Record first quarter license revenues of $80.1 million, up 12 percent year-over-year

•	Record first quarter GAAP earnings per diluted share of $0.24 and non-GAAP earnings per diluted share of $0.35

•	Record deferred revenues of $234.7 million

REDWOOD CITY, Calif., April 26, 2012 - Informatica Corporation (NASDAQ: INFA), the world's number one independent provider of data integration software, today announced financial results for the first quarter ended March 31, 2012.

“As organizations aspire to become data-centric enterprises, the role of data integration within the IT infrastructure is more critical than ever,” said Sohaib Abbasi, chairman and CEO, Informatica. “As the largest independent leader in data integration, with a track record of continual innovation and customer success, Informatica is well-prepared to pursue this growth opportunity.”
Financial Highlights for the First Quarter Ended March 31, 2012
Total revenues for the first quarter of 2012 were $196.0 million, an increase of 17 percent from $168.0 million in the first quarter of 2011. License revenues were $80.1 million, an increase of 12 percent from $71.5 million in the first quarter of 2011.
Income from operations for the first quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $38.0 million, up 19 percent from $31.9 million in the first quarter of 2011.
GAAP net income for the first quarter of 2012 was $26.5 million, up 21 percent from $21.9 million in the first quarter of 2011, and GAAP net income per diluted share was $0.24, up 20 percent from $0.20 per diluted share in the first quarter of 2011.
Non-GAAP income from operations for the first quarter of 2012 was $56.6 million, up 27 percent from $44.6 million in the first quarter of 2011. Non-GAAP net income for the first quarter of 2012 was $39.5 million, up 28 percent from $30.9 million in the first quarter of 2011 and non-GAAP net income per diluted share was $0.35, up 25 percent from $0.28 per diluted share in the first quarter of 2011. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructuring and facility lease termination costs, building operating expenses (benefit), acquisitions and other charges (benefit), and share-based compensation. A reconciliation of GAAP results to non-GAAP results is included below.
For the quarter ended March 31, 2011, earnings per diluted share was calculated on an “if converted” basis, including the add-back of $0.8 million, of interest and convertible notes issuance cost amortization, net of applicable income taxes. The add-back of $0.8 million for the quarter ended March 31, 2011 represents interest and convertible note issuance cost amortization until the redemption of the convertible notes on March 18, 2011.

Additional Highlights Achieved Since January 2012:

•
Announced partnership with MapR to offer joint support to deliver high performance big data integration and analysis. Informatica supports MapR's distribution for Hadoop with the Informatica Platform. In addition, Informatica HParser Community Edition is available for download as part of the MapR distribution from the MapR website.

•
Announced Cloud Support for Microsoft Dynamics CRM. Informatica Cloud now provides native support for Microsoft Dynamics CRM Online and Microsoft Dynamics CRM 2011. Microsoft Dynamics CRM Online customers can leverage cloud integration technology to easily synchronize their CRM data with on-premise back-office applications such as Microsoft Dynamics ERP, Oracle EBS and SAP, as well as databases, other cloud applications and social data sources.

•
Announced Cloud OEM with Xactly. Xactly has embedded Informatica Cloud as a key component of its Xactly Express offering, the industry's first self-service sales compensation management software. Customers can easily and quickly synchronize data within Xactly Express with data in on-premise back-end systems and additional cloud applications.

•
Awarded 'Most Innovative Security Product of the Year'. Info Security Products Guide recognized Informatica Dynamic Data Masking in its 2012 Global Excellence Awards for its innovation in enabling organizations to meet compliance requirements, protect personal and sensitive information and reduce the risk of a data breach.

•
Identified as a Leader in Enterprise ETL. The Forrester Wave™: Enterprise ETL, Q1 2012 noted, “Informatica offers the most comprehensive ETL solution to support any requirement. Informatica continues to be one of the most dominant vendors in the ETL market. It has strong scalability, deployment options, security, transformation techniques, collaboration, and monitoring.”

•
Informatica World 2012 To Showcase How Companies Can Maximize Return On Big Data. Industry veteran, Sohaib Abbasi, will discuss the transformation of the IT industry and the rise of big data. Abbasi will also highlight innovations in Informatica's next platform release, for organizations to maximize return on big data.

Conference Call and Webcast
Informatica will discuss its first quarter 2012 results on a conference call today beginning at 2:00 p.m. PDT. A live webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 404-537-3406, reservation number 69298260.

About Informatica
Informatica Corporation (NASDAQ: INFA) is the world's number one independent provider of data integration software. Organizations around the world rely on Informatica for maximizing return on data to drive their top business imperatives. Worldwide, nearly 5,000 enterprises depend on Informatica to fully leverage their information assets residing on-premise, in the Cloud and across social networks. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com. Connect with Informatica at http://www.facebook.com/InformaticaCorporation, http://www.linkedin.com/company/informatica and http://twitter.com/InformaticaCorp.
Non-GAAP Financial Information
To supplement Informatica's condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making, and as a means to evaluate period to period comparisons. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica's performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions, that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica's industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies' operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods. There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees' compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.

Forward Looking Statements
This press release contains forward-looking statements, including those relating to emerging opportunities and Informatica's position to pursue such opportunities. Such statements involve risks and uncertainties and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to competition with larger companies that have longer operating histories or greater financial, technical, marketing and other resources; and uncertainty in the state of IT spending and the growth of the market for data integration solutions in general. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica's Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of April 26, 2012 and Informatica undertakes no duty to update this information.
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Note: Informatica, PowerCenter, Informatica HParser, Informatica Dynamic Data Masking, and Informatica Cloud are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2012	2011
Revenues:
License	$80,108	$71,501
Service	115,912	96,531
Total revenues	196,020	168,032
Cost of revenues:
License	1,102	1,441
Service	30,456	27,314
Amortization of acquired technology	5,631	4,293
Total cost of revenues	37,189	33,048
Gross profit	158,831	134,984
Operating expenses:
Research and development	34,772	30,587
Sales and marketing	67,709	59,582
General and administrative	15,685	12,038
Amortization of intangible assets	1,652	2,081
Facilities restructuring and facility lease termination costs, net	710	510
Acquisitions and other charges (benefit)	286	(1,702)
Total operating expenses	120,814	103,096
Income from operations	38,017	31,888
Interest and other income (expense), net	698	(1,617)
Income before income taxes	38,715	30,271
Income tax provision	12,186	8,362
Net income	$26,529	$21,909
Basic net income per common share	$0.25	$0.23
Diluted net income per common share (1)	$0.24	$0.20
Shares used in computing basic net income per common share	107,576	96,858
Shares used in computing diluted net income per common share	112,792	112,318
____________________

(1)
Diluted EPS is calculated under the "if converted" method for the three months ended March 31, 2011. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $0.8 million for the three months ended March 31, 2011.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2012	December 31, 2011
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$252,250	$316,835
Short-term investments	313,774	285,579
Accounts receivable, net of allowances of $3,920 and $4,001, respectively	125,829	176,066
Deferred tax assets	20,958	21,591
Prepaid expenses and other current assets	29,060	23,206
Total current assets	741,871	823,277
Property and equipment, net	146,328	16,025
Goodwill and intangible assets, net	490,871	497,058
Long-term deferred tax assets	24,692	23,037
Other assets	5,433	21,351
Total assets	$1,409,195	$1,380,748
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and other current liabilities	$95,224	$126,448
Income taxes payable	168	1,178
Accrued facilities restructuring charges	—	17,751
Deferred revenues	227,219	208,039
Total current liabilities	322,611	353,416
Accrued facilities restructuring charges, less current portion	—	5,543
Long-term deferred revenues	7,514	6,573
Long-term income taxes payable	17,881	16,709
Other liabilities	3,345	6,304
Stockholders’ equity	1,057,844	992,203
Total liabilities and stockholders’ equity	$1,409,195	$1,380,748

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2012	2011
Operating activities:
Net income	$26,529	$21,909
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,247	1,468
Recovery of doubtful accounts	(109)	(517)
Gain on sale of investment in equity interest	(125)	—
Share-based compensation	10,618	7,512
Deferred income taxes	(1,766)	(337)
Tax benefits from share-based compensation	5,692	5,476
Excess tax benefits from share-based compensation	(5,190)	(5,397)
Amortization of intangible assets and acquired technology	7,283	6,374
Settlement of lease obligations	585	—
Non-cash facilities restructuring charges	125	510
Other non-cash items	286	(1,702)
Changes in operating assets and liabilities:
Accounts receivable	50,346	56,416
Prepaid expenses and other assets	11,014	(6,076)
Accounts payable and accrued liabilities	(32,699)	(26,892)
Income taxes payable	(1,513)	(2,187)
Accrued facilities restructuring charges	(23,977)	(3,553)
Deferred revenues	20,120	8,725
Net cash provided by operating activities	69,466	61,729
Investing activities:
Purchases of property and equipment	(132,178)	(605)
Purchases of investments	(80,129)	(58,112)
Purchase of investment in equity interest	(103)	—
Sale of investment in equity interest	125	—
Maturities and sales of investments	53,672	90,893
Net cash provided by (used in) investing activities	(158,613)	32,176
Financing activities:
Net proceeds from issuance of common stock	20,495	17,060
Repurchases and retirement of common stock	—	(3,181)
Redemption of convertible senior notes	—	(4)
Withholding taxes related to restricted stock units net share settlement	(2,997)	(2,659)
Excess tax benefits from share-based compensation	5,190	5,397
Net cash provided by financing activities	22,688	16,613
Effect of foreign exchange rate changes on cash and cash equivalents	1,874	4,495
Net increase (decrease) in cash and cash equivalents	(64,585)	115,013
Cash and cash equivalents at beginning of period	316,835	208,899
Cash and cash equivalents at end of period	$252,250	$323,912

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2012	2011
Total revenues	$196,020	$168,032

Operating income:

GAAP operating income	$38,017	$31,888

Percentage of GAAP operating income to total revenues	19%	19%

Plus:
Amortization of acquired technology - Cost of revenues	5,631	4,293
Amortization of intangible assets - Operating expenses	1,652	2,081
Facilities restructuring and facility lease termination costs, net - Operating expenses	710	510
Building operating expense (benefit), net - Operating expenses (1)	(290)	—
Acquisitions and other charges (benefit) - Operating expenses	286	(1,702)
Share-based compensation - Cost of revenues	1,087	864
Share-based compensation - Research and development	3,485	2,399
Share-based compensation - Sales and marketing	3,338	2,409
Share-based compensation - General and administrative	2,708	1,840
Non-GAAP operating income	$56,624	$44,582

Percentage of Non-GAAP operating income to total revenues	29%	27%

Net income:

GAAP net income	$26,529	$21,909

Plus:
Amortization of acquired technology - Cost of revenues	5,631	4,293
Amortization of intangible assets - Operating expenses	1,652	2,081
Facilities restructuring and facility lease termination costs, net - Operating expenses	710	510
Building operating expense (benefit), net - Operating expenses (1)	(290)	—
Acquisitions and other charges (benefit) - Operating expenses	286	(1,702)
Share-based compensation - Cost of revenues	1,087	864
Share-based compensation - Research and development	3,485	2,399
Share-based compensation - Sales and marketing	3,338	2,409
Share-based compensation - General and administrative	2,708	1,840
Income tax adjustments	(5,608)	(3,677)
Non-GAAP net income	$39,528	$30,926

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2012	2011
Diluted net income per share: (2)

Diluted GAAP net income per share	$0.24	$0.20
Plus:
Amortization of acquired technology	0.05	0.04
Amortization of intangible assets	0.01	0.02
Facilities restructuring and facility lease termination costs, net	0.01	—
Building operating expense (benefit), net	—	—
Acquisitions and other charges (benefit)	—	(0.02)
Share-based compensation	0.09	0.07
Income tax adjustments	(0.05)	(0.03)
Diluted Non-GAAP net income per share	$0.35	$0.28

Shares used in computing diluted Non-GAAP net income per share	112,792	112,318
________________

(1)
Represents benefit from operating future headquarters buildings purchased in February 2012 prior to expected occupancy by Informatica, which the Company previously reported in periods prior to the acquisition as a part of the “Facilities restructuring charges (benefit) - Operating expenses.”

(2)
Diluted EPS is calculated under the "if converted" method for the three months ended March 31, 2011. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $0.8 million for the three months ended March 31, 2011.